Exhibit 99.1

RenovoRx Regains Compliance with
Nasdaq Stockholders’ Equity Requirement

LOS ALTOS, CA – April 18, 2024 – RenovoRx, Inc. (“RenovoRx” or the “Company”) (Nasdaq: RNXT), a clinical-stage biopharmaceutical company developing novel precision oncology therapies based on a local drug-delivery platform, today announced that, in light of its recent successful fundraising activity, it has received written confirmation from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has regained compliance with the $2.5 million minimum stockholders’ equity requirement in Nasdaq Listing Rule 5550(b)(1). As a result, the Company’s previously announced hearing before a Nasdaq Hearings Panel on this matter is no longer required and has been cancelled. Further, the Company will not require any ongoing Nasdaq Hearings Panel monitor.

Shaun Bagai, Chief Executive Officer of RenovoRx, stated, “Regaining compliance with Nasdaq’s listing requirements represents another critical achievement for RenovoRx. This win for our company is the natural outgrowth of our successful 2024 capital raising efforts, which in addition to keeping us listed on Nasdaq, has provided $17.2 million in gross proceeds and a cash runway into 2026. We can now focus our efforts on value creation events over the next two years. These events include the continuation of our pivotal Phase III TIGeR-PaC clinical trial in locally advanced pancreatic cancer as we move towards a second interim readout and ultimate completion, expansion of our TAMP™ (Trans-Arterial Micro-Perfusion) clinical development pipeline into additional cancer indications, and our ongoing exploration of new commercial business development opportunities with our therapeutic technologies.”

About RenovoRx, Inc.

RenovoRx is a clinical-stage biopharmaceutical company developing novel precision oncology therapies based on a proprietary local drug-delivery platform for high unmet medical need with a goal to improve therapeutic outcomes for cancer patients undergoing treatment. RenovoRx’s patented Trans-Arterial Micro-Perfusion (TAMPTM) therapy platform is designed to ensure precise therapeutic delivery to directly target the tumor while potentially minimizing a therapy’s toxicities versus systemic intravenous therapy. RenovoRx’s novel and patented approach to targeted treatment offers the potential for increased safety, tolerance, and improved efficacy. Our Phase III lead product candidate, RenovoGemTM, a novel oncology drug-device combination product, is being investigated under a U.S. investigational new drug application that is regulated by the FDA’s 21 CFR 312 pathway. RenovoGem is currently being evaluated for the treatment of locally advanced pancreatic cancer by the Center for Drug Evaluation and Research (the drug division of FDA.)

RenovoRx is committed to transforming the lives of patients by delivering innovative solutions to change the current paradigm of cancer care. RenovoGem is currently under investigation for TAMP therapeutic delivery of gemcitabine and has not been approved for commercial sale.

For more information, visit www.renovorx.com. Follow RenovoRx on Facebook, LinkedIn, and Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding (i) the Company’s cash runway and ability to maintain its listing on Nasdaq, (ii) our clinical trials and studies, including anticipated timing, statements regarding the potential of RenovoCath®, RenovoGem™ or TAMP™ or regarding our ongoing TIGeR-PaC Phase III clinical trial study in LAPC, (iii) the potential for our product candidates to treat or provide clinically meaningful outcomes for certain medical conditions or diseases and (iv) the Company’s exploration of new commercial business development opportunities. Statements that are not purely historical are forward-looking statements. The forward-looking statements contained herein are based upon our current expectations and beliefs regarding future events, many of which, by their nature, are inherently uncertain, outside of our control and involve assumptions that may never materialize or may prove to be incorrect. These may include estimates, projections and statements relating to our research and development plans, clinical trials, therapy platform, business plans, financing plans, objectives and expected operating results, which are based on current expectations and assumptions that are subject to known and unknown risks and uncertainties that may cause actual results to differ materially and adversely from those expressed or implied by these forward-looking statements. These statements may be identified using words such as “will,” “may,” “expects,” “plans,” “aims,” “anticipates,” “believes,” “forecasts,” “estimates,” “intends,” and “potential,” or the negative of these terms or other comparable terminology regarding RenovoRx’s expectations strategy, plans or intentions, although not all forward-looking statements contain these words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, that could cause actual events to differ materially from those projected or indicated by such statements, including, among other things: (i) circumstances which would adversely impact our ability to maintain our listing on Nasdaq, (ii) the timing of the initiation, progress and potential results (including the results of interim analyses) of our preclinical studies, clinical trials and our research programs; (iii) the possibility that interim results may not be predictive of the outcome of our clinical trials, which may not demonstrate sufficient safety and efficacy to support regulatory approval of our product candidate, (iv) that the applicable regulatory authorities may disagree with our interpretation of the data; research and clinical development plans and timelines, and the regulatory process for our product candidates; (v) future potential regulatory milestones for our product candidates, including those related to current and planned clinical studies; (vi) our ability to use and expand our therapy platform to build a pipeline of product candidates; (vii) our ability to advance product candidates into, and successfully complete, clinical trials; (viii) the timing or likelihood of regulatory filings and approvals; (ix) our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; (x) the commercialization potential of our product candidates, if approved; (xi) our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; (xii) future strategic arrangements and/or collaborations and the potential benefits of such arrangements; (xiii) our estimates regarding expenses, future revenue, capital requirements and needs for additional financing and our ability to obtain additional capital; (xiv) the sufficiency of our existing cash and cash equivalents to fund our future operating expenses and capital expenditure requirements; (xv) our ability to retain the continued service of our key personnel and to identify, and hire and retain additional qualified personnel; (xvi) the implementation of our strategic plans for our business and product candidates; (xvii) the scope of protection we are able to establish and maintain for intellectual property rights, including our therapy platform, product candidates and research programs; (xviii) our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; (xix) the pricing, coverage and reimbursement of our product candidates, if approved; and (xx) developments relating to our competitors and our industry, including competing product candidates and therapies. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that we file from time to time with the Securities and Exchange Commission.

Forward-looking statements included herein are made as of the date hereof, and RenovoRx does not undertake any obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

T:212-896-1254

renovorx@kcsa.com